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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 246, California Trust 178, Florida Trust 94, Minnesota Trust 119, and New Jersey Trust 146

  We consent to the use of our report dated September 27, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

New York, New York
September 27, 2000